                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 31, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                              Palomine Mining Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Nevada                        333-123465                      20-1770378
---------------                   ----------                 ------------------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)
                            6420 West Kensington Road
                             Oklahoma City, OK 73132
                    ----------------------------------------
                    (Address of principal executive offices)

                                  405-826-0652
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                           595 Howe Street, Suite 507
                         Vancouver, B.C. V6C 2T5, Canada
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

         Morgan & Co., the previous independent registered public accounting firm of Palomine Mining Inc. (the "Company") for the fiscal year ended January 31, 2007, was terminated on July 31, 2007, from further audit services to the Company.

            During the fiscal year ended January 31, 2007, the consolidated financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, but expressed a concern regarding the ability of the Company to continue as a going concern.

            For the two fiscal years ended January 31, 2007, and the subsequent interim period ended April 30, 2007, there were no disagreements between the Company and Morgan & Co. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of Morgan & Co. would have caused Morgan & Co. to make reference to the subject matter of the disagreement in connection with its reports.

            The Company executed an engagement letter with Murrell, Hall, McIntosh & Co., PLLP, located at 2601 NW Expressway, Suite 700 East, Oklahoma City, Oklahoma 73112, to audit the consolidated financial statements of the Company for its fiscal year ending January 31, 2008, and the related statements of income, stockholders' equity, and cash flows for the year then ended. The Board of Directors approved the appointment of Murrell, Hall, McIntosh & Co., PLLP effective July 31, 2007. During the two most recent fiscal years or any subsequent interim period, the new independent registered public accounting firm had not previously been engaged as either the principal accountant of the Company to audit its consolidated financial statements or of any significant subsidiary, nor has the Company consulted with the firm regarding any accounting issue, auditing or financial reporting issue regarding such consolidated financial statements or any reportable event prior to January 31, 2007.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            Effective July 23, 2007, Mr. Frank H. Ward was appointed as a director of Palomine Mining Inc. (the "Company") and was appointed as its Chief Executive Officer, President, Treasurer and Secretary.

            Mr. Ward, 71, became a director, Chief Executive Officer, President, Treasurer and Secretary of the Company on July 31, 2007. From 1999 to the present, he has been a consultant regarding lending, including debt restructuring and turn-around strategies. From 1992 to 1999, he was the Chief Executive Officer of The Investment Bankers Group, Inc. in Oklahoma City, Oklahoma, which provided assistance to lenders regarding the financing capacity of borrowers, evaluating lending operations, strategic turn-around analysis, and other financial services. Mr. Ward attended Central State University.

            Effective July 23, 2007, Mr. Eugene N. Larabie resigned as a director and as the Chief Executive Officer, President, Treasurer and Secretary of the Company, and Mr. Barry Brown resigned as a director of the Company. There have been no disagreements between the Company and Mr. Larabie or Mr. Brown regarding the Company's operations or practices.

Section 9.  Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits

                  16 Accountant's letter from Morgan & Co. regarding change in registered pubic accounting firm.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K current report to be signed on its behalf by the undersigned hereunto duly authorized.


July 31, 2007                         Palomine Mining Inc.


                                      By: /s/ Frank H. Ward
                                          --------------------------------------
                                          Frank H. Ward, Chief Executive Officer